UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: February 27, 2008 (Date of earliest event reported)
Vicor Corporation (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-18277 (Commission File Number)	04-2742817 (IRS Employer Identification Number)

25 Frontage Road, Andover, Massachusetts (Address of principal executive offices)		01810 (Zip Code)
(978) 470-2900 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On February 27, 2008, the Company issued a press release announcing that it has filed its Quarterly Reports on Form 10-Q for the periods ending June 30, 2007 and September 30, 2007. As a result of such filings, the Company anticipates that the pending actions to delist its stock from trading on the NASDAQ Global Market will be terminated. The full text of that press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of Vicor Corporation dated February 27, 2008

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 27, 2008	VICOR CORPORATION By: /s/ Richard J. Nagel, Jr. Richard J. Nagel, Jr. Interim Chief Financial Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Vicor Corporation dated February 27, 2008